RICHARD H. GILDEN PARTNER PHONE 212-715-9486 FAX 212-715-8085 RGILDEN@KRAMERLEVIN.COM

November 30, 2007

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission
Division of Corporation Finance
One Station Place 100 F Street, N.E.
Washington, D.C. 20549
Attn: Elaine Wolf, Legal Branch Chief

Re:	RiskMetrics Group, Inc. Registration Statement on Form S-1 Filed September 19, 2007, Amendment No. 1 Filed November 2, 2007, File No. 333-146167

Ladies and Gentlemen:

        On behalf of RiskMetrics Group, Inc. (the "Company"), we provide the Company's responses to the letter dated November 19, 2007 (the "Comment Letter") to Mr. Steven E. Friedman, General Counsel for the Company, setting forth the comments of the staff (the "Staff") of the Securities and Exchange Commission (the "Commission") relating to the above referenced filing.

        This letter sets forth the Company's responses to the Staff's comments. For your convenience, the Staff's comments contained in the Comment Letter have been restated below in their entirety, with the responses to each comment set forth immediately under the applicable comment. The headings and numbered paragraphs in this letter correspond to the headings and numbered paragraphs of the Comment Letter. Please note that the Company has included in Amendment No. 2 to the Registration Statement ("Amendment No.2"), which is being submitted simultaneously with this letter, the revisions to the Registration Statement described in its responses to the Staff's comments in this letter.

        For your convenience we are submitting a copy of Amendment No.2 marked to show changes from the prior version. All references herein to page numbers in the Registration Statement are to page numbers in this marked version.

General

  1.
  Please revise so that the summary section appears prior to the information on pages ii and iii.

  Response:

  The Company has revised the disclosure to place the summary section prior to the information previously set forth on pages ii and iii in response to the Staff's comment.

About this Prospectus, page ii

  2.
  Please define CFRA.

  Response:

  CFRA is defined on page 1 as referring "only to our subsidiary RiskMetrics Group—Center for Financial Research and Analysis, LLC, formerly CFRA Holdings, LLC, and its subsidiaries."

  3.
  We note your response to comment 4 that options to employees will be issued immediately prior to the consummation of the proposed offering. However, on page 103 you state that upon completion of the IPO you intend to grant an option to acquire 500 shares of common stock at the IPO price. Please revise or advise.

  Response:

  The Company has revised the disclosure on page 107 to indicate that the Company intends to grant to each employee an option to acquire 500 shares at the IPO price immediately prior to the consummation of the proposed offering.

Industry and Market Data, page iii

  4.
  We note your response to comment 5 of our letter dated October 18, 2007. In the second paragraph, however, you continue to place responsibility on potential investors for relying on information obtained from the Gartner Reports. Please clarify that this does not apply to information obtained from these reports that is contained in the registration statement.

  Response:

  The Company has revised the disclosure on page 25 in response to the Staff's comment.

Our Competitive Strengths, page 2

  5.
  We note your disclosure that your risk management and corporate governance and financial research and analysis products and services is characterized by a limited number of external third party competitors. To the extent that one or a small number of competitors is dominant in the industry, please identify your external third party competitors.

  Response:

  The Company has revised the disclosure on pages 2 and 81 in response to the Staff's comment.

Our Growth Strategy, page 4

  6.
  In this section, you indicate that you intend to "penetrate more purchasing points." Please explain what you mean by "purchasing points."

  Response:

  The Company has revised the disclosure on pages 4 and 83 in response to the Staff's comment.

Risk Factors, page 14

  7.
  We note your response to comment 12 of our letter dated October 18, 2007. You submitted a letter dated September 19, 2007 from FINRA to the underwriters. Please submit the response to these comments and any further correspondence related to the matter noted in comment 12.

  Response:

  The underwriters have not responded to or received any further correspondence from FINRA with respect to the proposed offering. To the extent that there is additional correspondence between the underwriters and FINRA, the Company will ensure that all such correspondence will be provided.

Industry Overview, page 74

  8.
  Please indicate whether any of the information obtained from the referenced sources is copyrighted. If so, please state that you have obtained permission from the copyright owner to use this information.

  Response:

  The Company has revised the disclosure on page 25 in response to the Staff's comment.

Management, page 96

Director Compensation, page 100

  9.
  In this section, you indicate that non-employee directors will receive a mix of cash and equity in the amount of $40,000. Please disclose what percentage of this amount will be cash and what percentage of this amount will be equity.

  Response:

  The Company has revised the disclosure on page 102 to indicate that the directors will receive an annual retainer fee of $40,000 in cash and 5,000 restricted shares of common stock.

Compensation Discussion and Analysis, page 101

2006 Corporate Objectives, page 102

  10.
  We note your response to comment 33 of our letter dated October 18, 2007. In your revised registration statement, on page 103, you state: "Our corporate objectives change from year to year based upon the development and needs of our business. The objectives are set with management and our board of directors at the beginning of every year. The 2006 objectives are not the same as the 2007 objectives and may or may not be representative of the corporate objectives going forward." As these objectives are not the same, please provide quantitative or qualitative disclosure of objectives for each executive in 2007. To the extent you believe disclosure of these targets is not required because it would result in competitive harm, please provide us with a detailed explanation under Instruction 4 to Item 402(b) of Regulation S-K for this conclusion. To the extent that it is appropriate to omit specific goals, discuss how difficult it will be for the executives or how likely it will be for the registrant to achieve the target goals.

    Additionally, for each year, please explain how these objectives resulted or will result in each dollar amount.

  Response:

  The Company has revised the disclosure on pages 105 through 107 in response to the Staff's comment.

  The Company believes that Instruction 4 to Regulation S-K Item 402(b) is applicable to these financial targets, because the quantitative financial targets included in the Company's corporate objectives for 2007 involve confidential financial information, the disclosure of which would result in competitive harm for the Company.

  The Company believes that the financial targets for the current fiscal year are confidential financial information because they reflect unique economic aspects of the Company. The Company believes that disclosure of this information would provide competitors with insight into the Company's cost structure which would enable the Company's competitors to engage in pricing and negotiation tactics with respect to the Company's existing and potential clients that are detrimental to the Company's business, thus harming the Company's stockholders.

  In Braintree Electric Light Dep't v. Dep't of Energy, 494 F. Supp. 287, 289 (D.D.C. 1980), the court stated that the "release of separate pieces of this financial puzzle would enable competitors, who may somehow have gathered other pieces, to complete the picture." Moreover, in National Parks and Conservation Ass'n v. Kleppe, 547 F.2d 673 (D.C. Cir. 1976), the court held that disclosure of a company's financial information would provide competitors with valuable insights into a company's operational strengths and weaknesses and could assist competitors with selective pricing. The court further stated that the release of such information would likely cause substantial harm to the competitive position of a company by permitting competitors to acquire private information about a company's pricing policies and enabling competitors to solicit a company's customers with competitive arrangements.

  Similar to the situations presented in Braintree Electric and National Parks, in the event that the Company is required to disclose its revenue and financial targets for the current fiscal year, the Company's competitors would gain valuable insights into its cost structure and could use this information to offer more attractive terms to the Company's existing clients and potential new clients. Such a result would adversely affect the Company's ability to negotiate more favorable terms with existing and potential clients in the future, placing the Company at a significant competitive disadvantage to the extent that its competitors were not required to make similar disclosures. Consequently, the Company's ability to compete and to maximize profits would be compromised by the disclosure of such information and, accordingly, the Company's stockholders would be harmed.

  The Company also notes that it has revised the disclosure on page 107 in order to comply with Instruction 4 to Regulation S-K Item 402(b) by disclosing in Amendment No. 2 the difficulty of the Company achieving the undisclosed financial targets. The disclosure on page 107 states that "Our corporate objectives for 2007, particularly the specific financial targets for revenues, EBITDA and cash flow, which we will use for purposes of determining our 2007 bonus and equity compensation for our executive officers were set at levels which our board of directors intended to be challenging and which provide an incentive for our executive officers to meet our corporate objectives, including increasing our revenues, earnings and cash flow. However, our corporate objectives are also intended to be attainable if we have what we considered to be a successful year."

  The Company has also revised the disclosure on page 105 to reflect that the Company's compensation committee determined the bonus and equity compensation for 2006 based upon its assessment of the extent to which the Company's corporate objectives were achieved in the aggregate. The Company has further revised the disclosure on page 107 to indicate that the Company is currently evaluating its process for determining bonus and equity compensation in light of its expected transition from a privately-held company to a public company. The Company intends to further update this disclosure after its board of directors has come to final determination regarding this process.

  11.
  Please explain how you determined the amount provided or to be provided under the stock option plans.

  Response:

  The Company has revised the disclosure on pages 105 and 107 in response to the Staff's comment in order to indicate that the Company's compensation committee determines the amount of equity compensation to be granted to its named executive officers in the same manner as it determines its named executive officers' bonus compensation.

Summary Compensation Table for the year ended December 31, 2006, page 104

  12.
  Please explain why the amounts provided in the column for option awards differ from the amounts denoted in the Grants of Plan-Based Awards Table on page 104 and the Supplemental Compensation Disclosure Table on page 106.

  Response:

  The amounts provided in the column for option awards in the Grants of Plan-Based Awards Table and the Supplemental Compensation Disclosure Table do not differ. The Company has revised the disclosure on pages 108 and 110 to clarify the disclosure in response to the Staff's comment.

Underwriting, page 120

  13.
  We note your response to comment 39 of our letter dated October 18, 2007. In your response, you indicated that you deleted the referenced language as you do not intend to engage in a directed share program. However, this information is still present on page 122. Therefore, please revise to comply with comment 39 or to delete this information in accordance with your response.

  Response:

  The Company has removed the disclosure regarding a directed share program on page 126 in response to the Staff's comment. The Company does intend to engage in a directed share program.

* * *

        Kindly acknowledge receipt of this letter by stamping the enclosed copy and returning it in the enclosed self-addressed, postage pre-paid envelope. If you have any questions or comments regarding the responses set forth herein, please do not hesitate to call Richard Gilden at (212) 715-9486, Ernest Wechsler at (212) 715-9211 or Jeffrey Taylor at (212) 715-9335.

Sincerely,
Richard H. Gilden

cc: Stacey Gorman